UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 is incorporated by reference herein.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2012, Minerals Technologies Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has elected Marc E. Robinson, senior executive advisor with Booz & Company, as a member of the Board, effective as of January 25, 2012.  The Board has also elected Mr. Robinson as a member of its Audit Committee and Corporate Governance and Nominating Committee, effective as of January 25, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As a new member of the Board, Mr. Robinson will be entitled to the same compensation provided to each of the current non-employee members of the Board.  This includes an annual retainer fee of $115,000, comprised of $50,000 paid in cash and $65,000 in phantom stock units which have the economic value of one share of the Company’s common stock. Under the Company’s Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (the “Deferred Compensation Plan”), Mr. Robinson will have the right to defer his fee, which would then be credited to his account as phantom stock units. Mr. Robinson will also be eligible to receive additional phantom stock units awarded pursuant to the Deferred Compensation Plan.

In addition, the Company has entered into an indemnification agreement with Mr. Robinson (the “Indemnification Agreement”) the terms of which are consistent with those previously executed by each of the current members of the Board.  The form of such Indemnification Agreement is more fully described in the Company’s Current Report on Form 8-K filed on May 8, 2009, which description is incorporated by reference herein.  Such description does not purport to be complete, however, and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 8, 2009, and incorporated herein by reference.

There are no arrangements or understandings between Mr. Robinson and any other persons pursuant to which Mr. Robinson was elected as a director. There are no current or proposed transactions in which the Company is a participant and for which disclosure is required with respect to Mr. Robinson under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 8.01                      Other Events.

On January 25, 2012 the Company issued a press release announcing that on January 25, 2012 its Board of Directors had declared a regular quarterly dividend of $0.05 per share on the Company's common stock.  The dividend is payable on March 14, 2012 to stockholders of record on February 24, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 25, 2012
99.2	Press Release dated January 25, 2012
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2009)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 30, 2012

EXHIBIT LIST

Exhibit No. __________	Description ____________________________________________________________

99.1	Press Release dated January 25, 2012
99.2	Press Release dated January 25, 2012